WASTE RECOVERY, INC.

                     18% CONVERTIBLE SUBORDINATED DEBENTURE
                              DUE JANUARY 31, 1997


                                 DEBENTURE NO. 1


Dollar Amount  $________                                         March 15, I996

         Waste Recovery, Inc., a corporation duly organized and existing under the laws of the State of Texas (herein referred to as the "Company"), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of __________________________________ ($__________),
in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon as hereinafter provided from the date hereof at the rate of 18o/o per annum, in like coin or currency, said payments to be made as follows: principal and accrued interest shall be due and payable on January 31,1997. The payments will be paid to the person in whose name this Debenture is registered on the books and records of the Company. Both principal of and interest on this Debenture are payable at the office of the Company as provided in Section 12 below.

1.       Restrictions on Transfer; Registration

         Additional provisions of this Debenture are contained on the following pages hereof. However, this Debenture is specifically subject to the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON REPRESENTATIONS THAT THESE SECURITIES HAVE BEEN TAKEN FOR INVESTMENT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.


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2.       Issue

         This Debenture is one of a duly authorized issue of Debentures of the Company known as its 18% Convertible Subordinated Debentures due January 31,1997 (herein called the "Debentures"), limited to a minimum principal amount of $200,000.00 and a maximum principal amount of $495,000.00.

3.       Redemption

         This Debenture will be redeemable by the Company, in whole or in part, upon the earlier of (a) August 31, 1996 or (b) five business days following the record date of a rights offering, or other public offering, of the Company's common stock, no par value ("Common Stock") that is registered with the Securities and Exchange Commission. The redemption price will be the principal amount of this Debenture plus interest accrued to the date fixed for redemption. This Debenture will become due and payable and will cease to bear interest on the date fixed for the redemption.

4.       Notice of Redemption

         Before redeeming, the Company will give notice to any registered holder of this Debenture of its intention to redeem and of the redemption date at least thirty (30), and not more than sixty (60), days prior to such redemption date. Notice shall be sent by certified mail to the last address of the registered holder as it appears on the registration books of the Company.

5.       Conversion

         This Debenture will be convertible at the option of the registered holder, in a minimum amount of $10,000.00, at any time prior to its maturity. If this Debenture is called for redemption, it will be convertible, and must be received by the Company, at any time prior to the close of business on the fifth day preceding the date fixed for redemption. This Debenture will be convertible into fully paid and nonassessable shares of shares of Common Stock of the Company at the rate of one share for each $0.875 principal amount to be converted. At the option of the holder, accrued and unpaid interest may be converted at the time a holder converts all of his principal at a rate of $0.875 per share. After conversion, the holder will not be entitled to any interest on this Debenture, or the amount thereof converted, not due and payable at or prior to the date of conversion. Fractional shares will not be issued and no payments will be made in lieu of fractional shares. Executive officers and directors of the Company who subscribe cannot convert principal or interest until September 15, 1996.

6.       Notice of Conversion

         In order to exercise the conversion privilege, the holder of this Debenture will surrender it to the Company with the form of notice duly executed in substantially the form attached hereto as Exhibit A. If the stock into which the Debenture is convertible is to be issued in a name or names other than that of the registered owner of this Debenture, the Debenture must be accompanied by proper assignment in substantially the form attached hereto as Exhibit B. The Company will promptly issue to the holder or assignee the shares of stock into which this Debenture is to be convertible. Such notice must be delivered in person or sent by certified mail.

7.       Subordination

         The indebtedness evidenced by the Debentures, including the principal thereof and interest thereon, is expressly subordinated and subject in right of payment to the prior payment in full of all senior indebtedness of the Company, and each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions. Senior indebtedness is defined as the principal of, and premium and interest on, indebtedness of the Company for money borrowed from persons, firms or corporations that regularly engage in the business of lending money. In the event of any insolvency, bankruptcy, receivership, liquidation, or any other marshalling of the assets and liabilities of the Company, the holders of senior indebtedness will be entitled to receive payment in full of all principal and interest on all senior indebtedness before the holder of this Debenture is entitled to receive any payment on account of principal or interest.

8.       Modification

         Modifications or alterations of the rights and obligations of the Company and of the holders of the Debentures may be made with the consent of the Company and with the consent of the holders of not less than a majority in principal amount of the Debentures then outstanding; provided, however, that without the consent of the holder hereof, no such modification or alteration shall be made which will affect the terms of payment of the principal of or interest on this Debenture, or reduce the percentage of principal amount of the Debentures the holders of which are required to consent to such modification or alteration.

9.       Default

         a. Payment. In case of a default in the punctual payment under this Debenture shall occur, and continue for a period of ten (10) business days after receipt of notice sent to the Company by certified mail, then the principal and all accrued interest on all the Debentures then outstanding shall become due and payable. Such declaration of default and acceleration of principal and interest may be rescinded or annulled by the holders of a majority in principal amount of the Debentures outstanding.

         b. Bankruptcy or Insolvency. In the event of either (1) a decree or order by a court shall have been entered adjudging the Company a bankrupt or insolvent, or appointing a receiver or trustee for the affairs or assets of the Company and such decree or order shall have remained in force undischarged or unstayed for a period of ninety (90) days, or (2) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of any such petition or to the appointment of a receiver or trustee, or shall make an assignment for the benefit of creditors, then, so long as such event of default shall not have been remedied, unless the principal of this Debenture shall have already become due and payable, the holder by notice in writing to the Company may declare the principal of this Debenture then outstanding and the interest accrued thereon, if not already due and payable, to be due and payable immediately. Upon receipt of any such declaration, the same shall be immediately due and payable.

10.      Transfer

         This Debenture is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office of the Company, on books of the Company to be kept for that purpose, upon surrender and cancellation of this Debenture and on presentation of a duly executed written instrument of transfer substantially in the form of Exhibit B, and thereupon a new Debenture or Debentures, of the same aggregate principal amount, will be issued to the transferee or transferees, in exchange herefor; and this Debenture, with or without other Debentures, may in like manner be exchanged for one or more new Debentures of other authorized denominations but of the same aggregate principal amount. Any such transfer or exchange shall be without charge, except that the Company may require the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge or expense in connection therewith. Notwithstanding, new Debentures will not be reissued in denominations less than $5,000.00

11.      Registered Owner for Payment

         Any paying agent, registrar, the Company, or any agent of the Company, may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof for the purpose of receiving payment of principal and interest due herein, and for all other purposes, and neither the Company nor any paying agent, nor any registrar, nor any agent of the Company shall be affected by, nor shall any liability accrue to, such parties as a result of such treatment.

12.      Address of Company

         Unless changed by written notice to the holder of this Debenture, for the purposes of payment of principal and interest, redemption of this Debenture, or delivery of notices to the Company, the address of the Company for the purposes of this Debenture is 309 South Pearl Expressway, Dallas, Texas 75201.

13.      Registration Rights.

         a. Registration Proposed by the Company. As used in this Section 13, the term "Registrable Stock" shall mean and include all shares of Common Stock received or receivable upon a conversion of the Debentures. If at any time, and from time to time, the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act") in connection with a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 under the Securities Act is applicable), it will each such time give written notice to all holders of the Debentures of its intention to do so and, upon written request of any such holder delivered to the Company within 30 days after receipt of such notice (which request shall state the number of shares of Common Stock to be registered and the intended method of disposition), the Company will use its best efforts, at its own expense to the extent provided below, to register under the Securities Act all shares of Registrable Stock requested to be so registered by such holder, all to the extent requisite to permit the disposition thereof
(in accordance with the intended method thereof, as aforesaid); provided, however, that if the sole or managing underwriter of such offering determines that the  aggregate  number of  shares  of  Registrable  Stock  which  have been requested by the holder thereof to be included in the registration should be limited to a lesser number due to market conditions and/or the necessity of including in such underwriting or registration shares to be sold for the account of the Company, then the holder may sell only his pro rata portion of such lesser number of shares available for registration (such portion available to be the total amount of shares which can be registered less those to be sold by the Company), such right to sell to be proportioned among all shareholders of the Company asserting and having registration rights. All persons who acquired registration rights prior in time to the holders of Registrable Stock shall have priority to register all of their shares with such rights ahead of any Registrable Stock. In the event that not all Registrable Shares can be sold in such registration, the Company will promptly file a registration statement to register the remainder of such Registrable Shares for sale in the open market and to use its best efforts to cause such registration statement to be declared effective so that the related registration statement and prospectus will remain effective for nine months following any lock-up period required by an underwriter.

         Should the Company terminate the registration first referred to above in this Section prior to its effectiveness, the Company shall have no obligation to the holders with respect to registering any Registrable Stock in connection with either registration. The rights under this Section 13(a) shall terminate when the holders are eligible to sell Registrable Stock under Rule 144 of the Securities Act.

         b. Registration Requested by the Holders. Upon written request, made at any time by any holder, to register under the Securities Act shares of Registrable Stock held by or issuable to him, the Company will (i) promptly give written notice of such proposed registration to all of the holders of Registerable Stock and (ii) as expeditiously as possible and in any event within 120 days, file a registration statement under the Securities Act, and thereafter use all reasonable efforts, at the expense of such holders to the extent provided below, to obtain acceleration of the effective date thereof under the Securities Act of:

         (i) the Registrable Stock which the Company has been requested to register pursuant to the written request referred to above, for disposition by the respective holders in accordance with the intended method of disposition described in such request; and

         (ii) all other shares of Registrable Stock held by or issuable to holders who shall have made written request for the registration thereof (stating the intended method of disposition) to the Company, such written request to be delivered to the Company within thirty (30) days after the giving of the above written notice by the Company all to the extent requisite to permit the disposition (in accordance with the intended methods thereof, as aforesaid) by the holders of the securities so registered, and the Company agrees that in connection with effecting any such registration it will execute any undertakings to file post-effective amendments as may be required and, in addition to its obligations hereunder, it will effect appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations to the extent requisite to permit such disposition. The Company shall be obligated to register Common Stock pursuant to this Section 13(b) on only one occasion.

         c. Certain other Rights. If by February 1, 1995, the Company has not initiated a registration of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction under Rule 145 of the Securities Act), then the Company will give notice to holders of the Debentures of its intention to file a registration statement for Registrable Stock under the Securities Act, and that holders who have converted to Common Stock effective within thirty (30) days after the giving of such notice are eligible to participate in such registration. The Company will promptly file such a registration statement to register eligible Registrable Shares for sale in the open market and use its best efforts to cause such registration statement to be declared effective so that the registration statement and prospectus will remain effective for a nine-month period.

         d. Costs and Expenses. All costs and expenses in connection with the registration of securities under Sections 13(a) and 13(c) hereof, including federal and state registration and filing fees incurred in connection therewith, printing expenses (including such number of any preliminary and final prospectuses, to include post-effective amendments and supplements to the registration statement, as may reasonably be requested), the fees and disbursements of its counsel and of independent accountants and other experts of the Company, shall be borne by the Company (except that regarding Section l3(c), all such costs in excess of $100,000 shall be borne pro rata by holders of Registrable Shares) and all such expenses in connection with a registration pursuant to Section 13(b) hereof shall be borne by the holders pro rata who demand any such registration; provided, however, that the Company shall not be obligated to pay underwriter's discounts and commissions and fees in connection with a registration of the Registrable Stock pursuant to Sections 13(a) and 13(c) hereof. The Company will keep effective any such registration for such period as may reasonably be necessary to effect the disposition in accordance with the intended methods described in the requests for registration, but if the Company is requested or required to maintain such registration effective for more than nine months, all out-of-pocket expenses of the Company incurred in maintaining such effectiveness after such nine-month period shall be borne by the holders who have requested the maintaining of such effectiveness in order to continue with the distribution, in such proportions as they may agree upon. The Company's obligation to effect the registration or to maintain the effectiveness of such registration will be conditioned in each case on the receipt by it of satisfactory undertakings by such holders to bear such expenses, if any, as by the terms hereof are to be borne by them, and the receipt from each of them as to such information regarding the securities held by them and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. The holder of Registrable Shares will agree to abide by notice provisions reasonably requested by the Company to avoid sales in the open market during any period of registration.

         IN WITNESS WHEREOF, Waste Recovery, Inc. has caused this instrument to be signed by its duly authorized officer, and its corporate seal to be imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated as of March 15, 1996                           WASTE RECOVERY, INC.
                                                     By: /s/THOMAS L. EARNSHAW
                                                         THOMAS L. EARNSHAW
                                                         President and Chief
                                                         Executive Officer
[SEAL]

Attest:
         /s/JOHN E. COCKRUM
         Secretary

                                    EXHIBIT A


                     FORM FOR EXERCISING ELECTION TO CONVERT

The undersigned holder of the attached 18% Convertible Subordinated Debenture due January 31, 1997 surrenders $ _______________ aggregate principal amount of the Debenture for conversion on the terms and conditions set forth in the Debenture. Accrued but unpaid interest shall _____ shall not _____ (check one) be converted. It is requested that the shares issuable upon conversion be issued to the following person or persons:

             Name                                     Address

________________________________         _________________________________

________________________________         _________________________________


________________________________
SSN or Tax I.D. #

Date:___________________________         _________________________________
                                            Signature of Registeres Owner

                                         _________________________________
                                          Printed Name of Registered Owner


          [Instructions: If the shares are to be issued to any person other than the Registered Owner, complete the information above for such assignee, and complete an assignment as pr Exhibit B. Otherwise, complete the above information as it pertains to the Registered Owner.]

                                    EXHIBIT B


                               FORM OF ASSIGNMENT


For value received, I sell, assign, and transfer to ___________________________ whose address is __________________ , ______________________________ , the
attached Debenture standing in my name on the books of the Company, and irrevocably appoint the Secretary of the Company as my attorney to transfer such Debenture on the books of the Company, with full power of substitution.

         The Tax I.D. # of such assignee is _______________________________.



Date:_______________________              ___________________________________
                                             Signature of Registered Owner
                                                       (Assignor)

                                          ___________________________________
                                            Printed Name of Registered Owner
                                                       (Assignor)
                                    (Principal Financial and Accounting Officer)